                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 1, 1997.


                        LYONDELL PETROCHEMICAL COMPANY
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   DELAWARE
                (STATE OR OTHER JURISDICTION OF INCORPORATION)


              1-10145                            95-4160558
       (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER IDENTIFICATION NO.)


        1221 MCKINNEY STREET, SUITE 1600, HOUSTON, TEXAS          77010
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

                                (713) 652-7200
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On December 1, 1997, Lyondell Petrochemical Company (the "Registrant") and Millennium Chemicals Inc. ("Millennium") completed a joint venture transaction to form Equistar Chemicals, LP (the "Partnership"), combining both companies' olefins and polymers businesses. In connection with the joint venture transaction, the Registrant contributed substantially all of the net assets comprising its ethylene, propylene and polymers businesses (collectively, the "Lyondell Contributed Business") to Lyondell Petrochemical L.P. Inc. ("Lyondell LP"), a wholly-owned subsidiary of the Registrant, which in turn contributed the Lyondell Contributed Business to the Partnership. In exchange for the contribution of the Lyondell Contributed Business and a $345 million note receivable from Lyondell LP to the Partnership, Lyondell LP and Lyondell Petrochemical G.P. Inc., also a wholly owned subsidiary of the Registrant, received an aggregate 57% interest in the Partnership. The consideration received in exchange for the Lyondell Contributed Business was determined based upon arms-length negotiations between the Registrant and Millennium, which simultaneously contributed certain net assets to the Partnership in exchange for
(i) an aggregate 43% interest in the Partnership, (ii) $750 million in cash, and
(iii) approximately $250 million of retained accounts receivable. The joint venture transaction is described in detail in the Joint Proxy Statement (the "Joint Proxy Statement") filed by the Registrant and Millennium with the Securities and Exchange Commission on October 17, 1997; the Joint Proxy Statement is incorporated herein by reference. The Registrant's stockholders approved such transaction at a special meeting held on November 20, 1997.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

     The Registrant hereby incorporates by reference the financial statements of the businesses contributed to the Partnership from pages F-2 through F-24 of the Joint Proxy Statement.

(b)  Pro Forma Financial Information.

     The Registrant hereby incorporates by reference the Unaudited Pro Forma Consolidated Data regarding the Registrant from pages 25 through 30 and the Partnership from pages 36 through 37 of the Joint Proxy Statement.

(c)  Exhibits.

     10.25 Asset Contribution Agreement among the Registrant, Lyondell LP and the Partnership

     10.26 Asset Contribution Agreement among Millennium, Millennium LP and the Partnership.

     10.27  Parent Agreement among the Registrant, Millennium and the
            Partnership.

     20     Joint Proxy Statement (incorporated by reference)

     99     Press Release dated December 1, 1997 of the Registrant.

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

EXHIBIT INDEX

     Exhibit   Document

     10.25 Asset Contribution Agreement among the Registrant, Lyondell LP and the Partnership.

     10.26 Asset Contribution Agreement among Millennium, Millennium LP and the Partnership.

     10.27     Parent Agreement among the Registrant, Millennium and the
               Partnership.

     20        Joint Proxy Statement *

     99        Press Release dated December 1, 1997 of the Registrant.


* Filed with the Securities and Exchange Commission on October 17, 1997 and incorporated herein by reference.

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

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 10, 1997      LYONDELL PETROCHEMICAL COMPANY


                              By: /s/ Kerry A. Galvin
                                 --------------------------------------
                                 Kerry A. Galvin
                                 Chief Corporate Counsel and
                                 Corporate Secretary

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